UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010
HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Disclosure Regarding Forward-Looking Statements
Throughout this report, we may make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the anticipated effect of the acquisition of K-Tron International, Inc. on Hillenbrand’s future results and the expected timing of certain transactions. As the words imply, forward-looking statements are statements about the future, as contrasted with historical information. Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s and K-Tron’s expectations and projections.
Words that could indicate we’re making forward-looking statements include the following:

intend	believe	plan	expect	may	goal
become	pursue	estimate	will	forecast	continue
targeted	encourage	promise	improve	progress	potential
This isn’t an exhaustive list, but is simply intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.
Here’s the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors — many of which are beyond our control — could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to: the occurrence of any event, change or other circumstance that could disrupt current or future operations or pose potential difficulties in employee retention or otherwise affect financial or operating results as a result of the merger; the ability to recognize the benefits of the merger, including potential synergies and cost savings or the failure of the combined company to achieve its plans and objectives generally; the increased leverage as a result of the transaction; legislative, regulatory and economic developments; and other factors described in filings with the Securities and Exchange Commission. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements include those detailed from time to time in Hillenbrand’s and K-Tron’s publicly filed documents, including their most recently filed annual reports on Form 10-K. Hillenbrand assumes no obligation to update or revise any forward-looking information.
Item 9.01 Financial Statements and Exhibits.
This Form 8-K/A amends and supplements the registrant’s Form 8-K filed on April 5, 2010 to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.
(a)	Financial Statements of Business Acquired.
(1)
The audited consolidated statement of financial position of K-Tron International, Inc. and Subsidiaries as of January 2, 2010 and January 3, 2009, and the consolidated results of their operations and their cash flows for the fiscal years ended January 2, 2010, January 3, 2009, and December 29, 2007, attached as exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

(2)
The unaudited consolidated statement of financial position of K-Tron International, Inc. and Subsidiaries as of April 1, 2010 and January 2, 2010, and the consolidated results of their operations and their cash flows for the three months ended April 1, 2010 and April 4, 2009, attached as exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b)	Pro Forma Financial Information.
(1)	Unaudited Pro Forma Combined Condensed Financial Information, attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.
(d)	Exhibits
See the Index to Exhibits

(d)	Exhibits.
23.1	Consent of Grant Thornton, LLP, Independent Registered Public Accounting Firm

99.1
The audited consolidated statement of financial position of K-Tron International, Inc. and Subsidiaries as of January 2, 2010 and January 3, 2009, and the consolidated results of their operations, changes in shareholder equity and their cash flows for the fiscal years ended January 2, 2010, January 3, 2009, and December 29, 2007.

99.2
The unaudited consolidated statement of financial position of K-Tron International, Inc. and Subsidiaries as of April 1, 2010 and January 2, 2010, and the consolidated results of their operations, changes in shareholder equity and their cash flows for the three months ended April 1, 2010 and April 4, 2009

99.3	Unaudited Pro Forma Combined Condensed Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 28, 2010	HILLENBRAND, INC.
	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: May 28, 2010
	BY:	/S/ Theodore S. Haddad, Jr.
Theodore S. Haddad, Jr.
Vice President, Controller and Chief Accounting Officer